UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6024

THE INDONESIA FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The Indonesia Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports to Stockholders.

THE INDONESIA
FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2007

IF-AR-1207

LETTER TO SHAREHOLDERS (UNAUDITED)

January 23, 2008

Dear Shareholder:

For the year ended December 31, 2007, The Indonesia Fund, Inc. (the "Fund") had a gain in its net asset value of 33.7%, vs. an increase of 54.2% for the Morgan Stanley Capital International Indonesia Index (net dividends).* Based on market price, the Fund's shares increased by 2.89% during the period. As a result, the Fund's discount to its net asset value stood at 6.83% on December 31, 2007, compared with a premium of 21.12% at the beginning of the period.

Market Review: Economic growth above expectations

The year ended December 31, 2007, was defined by a bullish market environment for most of the year following an initial bout of profit taking early on. Though the tone of the market was set by commodities like coal and palm oil, properties and banks were well-bid as well.

The consumer staples sector performed well as packaged noodle prices were hiked three times in 2007 and sales rose—attesting to better economy and incomes all around. The notable underperforming sector was telecom as competition, regulatory uncertainty and allegations of unfair competition all weighed on sector sentiment.

The political situation was stable for the year and Indonesia seemed relatively immune to corrections in Asia caused by high oil prices, sub-prime concerns or a potentially overheating China. Market turnover, the value of securities being bought and sold each day, was sustained at more than US$400 million per day—far above previous years. Retail participation was strong at 70%, a level not seen after the financial crisis.

Economic growth for the year was at the high end of expectations at just above 6%. In fact, private sector economists are now calling for another year of 6+% growth. Inflation, however, remains stubbornly high at close to 7% for last few months of 2007. The Central Bank, however, doesn't seem overly worried as it continuously cut the reference interest rate even in the face of global concerns over credit and inflationary pressures. The real interest rate is now about 1%, with the reference rate at 8%.

Strategic Review and Market Outlook: Expect the downward US trend to be supportive of Indonesia

Leading contributors to performance included stock selection in consumer staples, an underweight to telecoms, and performance in industrials. Detractors from performance included stock selection in energy and materials, as well as poor performance in financials.

Going forward, we expect to focus on consumption due to lower interest rates and better incomes. In the consumer sector, we expect to keep our exposure to properties and maintain an overweight to infrastructure. We will retain our exposure to consumer staples and our soft commodity and bank positions. Additionally, we expect to remain underweight in resources, though less so than in 2007.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

In our opinion, the market will remain focused on strong economic growth underpinned by commodities. Being globally significant in thermal coal, palm oil, tropical timber, nickel and tin, we believe Indonesia will likely remain an actively traded market in 2008.

Consider that resources were only 5% of the global market 5 years ago, and today is one-third of the market. Additionally, the resource/commodity boom has been leading to higher incomes outside of the main cities, and as a result, those at lower levels of income have increased their spending and thus consumption has been rising. Interest rates have also been spurring consumption. Property in particular has seen strong housing sales due to a very competitive mortgage market where rates are now less than 10%, a record low.

Going forward, we expect earnings growth will be in excess of 20% supported by resources and tax cuts, announced in January 2008, for companies with a free float of greater than 40% (reduced from 30% to 25%). Infrastructure projects should accelerate with increased private sector participation. We anticipate that falling government debt will give fiscal policy initiatives a boost. Central government expenditure is forecast to rise 50% from 2007 to US$11 billion.

In our opinion, risks include: A reversal of the commodity cycle; more political noises ahead of the 2009 Presidential election (never too early in Indonesia); high oil prices that necessitate more subsidies; and a stock market that is now on-par with the rest of Asia—where once it traded at a discount. However, we expect the downward US interest rate trend to be supportive of Indonesia and anticipate that inflation will fall once food prices ebb. Then we believe the Central Bank will likely be aggressive in cutting rates. We remain cautiously optimistic on the market outlook given these risk factors.

Boon Hong Yeo Chief Investment Officer**	Lawrence D. Haber Chief Executive Officer and President***

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Indonesia, including the risk of investing in a single-country fund.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

* The Morgan Stanley Capital International Indonesia Index (net dividends) is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Boon Hong Yeo, who is a Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd."), the Fund's sub-adviser, is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since January17, 2003. Mr. Yeo joined Credit Suisse Ltd. in 2002 from AIB Govett (Asia) Limited in Singapore, where he was Director of Private Equity and managed Asian equity portfolios. Previously, he was founder and Managing Director of Zenith Asset Management Singapore; and held various positions in Asian equity portfolio management, investment banking and corporate banking in Singapore.

*** Lawrence D. Haber is a Managing Director and Chief Operating Officer of the Asset Management Division of Credit Suisse and a member of the Asset Management Division's Management Committee. Mr. Haber has been associated with Credit Suisse since 2003. Previously, he was Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

The Indonesia Fund, Inc.

Portfolio Summary
December 31, 2007 (unaudited)

SECTOR ALLOCATION

TOP TEN HOLDINGS, BY ISSUER

	Holding	Sector	Percent of Net Assets
1.	PT Telekomunikasi Indonesia	Diversified Telecommunication Services	16.2
2.	PT Bumi Resources Tbk	Oil, Gas & Consumable Fuels	9.3
3.	PT Astra International Tbk	Automobiles	8.9
4.	PT Bank Central Asia Tbk	Commercial Banks	8.3
5.	PT Bank Rakyat Indonesia	Commercial Banks	6.5
6.	PT Perusahaan Gas Negara	Gas Utilities	5.1
7.	PT Bank Mandiri	Commercial Banks	4.8
8.	PT United Tractors Tbk	Machinery	4.7
9.	PT Bank Danamon Indonesia Tbk	Commercial Banks	2.7
10.	PT Bakrieland Development Tbk	Real Estate Management & Development	2.5

The Indonesia Fund, Inc.

Average Annual Returns
December 31, 2007 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	33.74%	36.76%	44.71%	14.10%
Market Value	2.89%	33.66%	49.58%	10.43%

From time to time, Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-293-1232.

THE INDONESIA FUND, INC.

Schedule of Investments
December 31, 2007

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-99.69%
Indonesia-96.52%
Automobiles-8.91%
PT Astra International Tbk	3,312,461	$9,497,000
Commercial Banks-22.30%
PT Bank Central Asia Tbk	11,503,500	8,815,020
PT Bank Danamon Indonesia Tbk	3,389,000	2,851,992
PT Bank Mandiri	13,968,500	5,119,555
PT Bank Rakyat Indonesia	8,975,000	6,976,856
		23,763,423
Commercial Services & Supplies-1.72%
Indofood Agri Resources Ltd.†	1,105,000	1,836,459
Construction & Engineering-3.96%
PT Adhi Karya Tbk	11,538,000	1,644,605
PT Truba Alam Manunggal Engineering Tbk†	17,186,273	2,570,428
		4,215,033
Construction Materials-3.03%
PT Indocement Tunggal Prakarsa Tbk	2,734,000	2,365,138
PT Semen Gresik (Persero) Tbk	1,469,500	865,848
		3,230,986
Diversified Telecommunication Services-17.38%
PT Indosat Tbk	1,419,000	1,294,429
PT Telekomunikasi Indonesia	16,275,560	17,229,962
		18,524,391

Description	No. of Shares	Value
Food Products-4.60%
PT Astra Agro Lestari Tbk	395,500	$1,163,378
PT Bakrie Sumatera Plantations Tbk	5,196,750	1,235,156
PT Bakrie Sumatera Plantations Tbk Warrants (expiring 09/10/10)†	499,687	55,861
PT Indofood Sukses Makmur Tbk	9,081,500	2,443,401
		4,897,796
Gas Utilities-5.05%
PT Perusahaan Gas Negara	3,345,500	5,385,500
Household Products-1.74%
PT Unilever Indonesia Tbk	2,618,000	1,851,480
Industrial Conglomerates-2.18%
PT Bakrie and Brothers Tbk†	76,938,500	2,323,686
Machinery-4.74%
PT United Tractors Tbk	4,429,700	5,055,180
Metals & Mining-0.24%
Indo Tambangraya Megah PT†	127,500	256,561
Multiline Retail-2.13%
PT Matahari Putra Prima Tbk	16,709,500	1,209,186
PT Matahari Putra Prima Tbk Warrants (expiring 07/12/10 )†	3,254,125	22,520
PT Mitra Adiperkasa Tbk	4,821,000	355,067
PT Ramayana Lestari Sentosa Tbk	7,612,000	680,770
		2,267,543
Oil, Gas & Consumable Fuels-9.75%
PT Bumi Resources Tbk	15,835,000	9,921,222
PT Medco Energi Internasional Tbk	879,500	475,062
		10,396,284

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

Schedule of Investments
December 31, 2007 (continued)

Description	No. of Shares	Value
Paper & Forest Products-0.77%
PT Sumalindo Lestari Jaya Tbk†	2,430,500	$821,646
Real Estate Management & Development-8.02%
PT Bakrieland Development Tbk†	37,776,500	2,444,810
PT Bakrieland Development Tbk Warrants (expiring 04/30/10)†	4,705,750	185,374
PT Ciputra Development Tbk†	8,284,000	771,033
PT Kawasan Industri Jababeka Tbk†	56,601,000	1,360,827
PT Summarecon Agung Tbk	17,969,033	2,213,922
PT Summarecon Agung Tbk Warrants (expiring 06/21/10)†	1,361,966	79,753
Sentul City Tbk PT†	13,967,500	973,835
Total Bangun Persada	8,416,500	520,099
		8,549,653
Total Indonesia (Cost $41,400,141)		102,872,621
China-1.65%
Oil, Gas & Consumable Fuels-1.65%
Yanzhou Coal Mining Co. Ltd. (Cost $1,662,242)	908,000	1,761,106
Singapore-1.00%
Food Products-1.00%
First Resources Ltd.†	371,000	319,594
Golden Agri-Resources Ltd.†	511,000	744,215
Total Singapore (Cost $916,751)		1,063,809
Thailand-0.52%
Construction & Engineering-0.52%
Italian-Thai Development Public Company Ltd.† (Cost $452,309)	2,269,900	550,356
Total Equity or Equity-Linked Investments (Cost $44,431,443)		106,247,892

Description	Principal Amount (000's)	Value
SHORT-TERM INVESTMENT-1.81%
Grand Cayman-1.81%
Bank of America, overnight deposit, 4.56%, 01/02/08 (Cost $1,924,000)	$1,924	$1,924,000
Total Investments-101.50% (Cost $46,355,443) (Notes B,E,G)		108,171,892
Liabilities in Excess of Cash and Other Assets-(1.50)%		(1,595,266)
NET ASSETS-100.00%		$106,576,626

†  Non-income producing security.

See accompanying notes to financial statements.

The Indonesia Fund, Inc.

Statement of Assets and Liabilities
December 31, 2007

ASSETS
Investments, at value (Cost $46,355,443) (Notes B,E,G)	$108,171,892
Cash (including $819 of foreign currencies with a cost of $819)	1,702
Receivable for investments sold	611,925
Prepaid expenses	390
Total Assets	108,785,909
LIABILITIES
Payables:
Investments purchased	1,610,742
Investment advisory fees (Note C)	272,335
Dividends (Note B)	173,592
Administration fees (Note C)	13,561
Directors' fees	5,437
Other accrued expenses	133,616
Total Liabilities	2,209,283
NET ASSETS (applicable to 8,266,296 shares of common stock outstanding) (Note D)	$106,576,626
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,266,296 shares issued and outstanding (100,000,000 shares authorized)	$8,266
Paid-in capital	48,172,645
Undistributed net investment income	5,453
Accumulated net realized loss on investments and foreign currency related transactions	(3,425,942)
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	61,816,204
Net assets applicable to shares outstanding .	$106,576,626
NET ASSET VALUE PER SHARE ($106,576,626 ÷ 8,266,296)	$12.89
MARKET PRICE PER SHARE	$12.01

See accompanying notes to financial statements.

The Indonesia Fund, Inc.

Statement of Operations
For the Year Ended December 31, 2007

INVESTMENT INCOME
Income (Note B):
Dividends	$1,894,835
Interest	45,835
Less: Foreign taxes withheld	(284,225)
Total Investment Income	1,656,445
Expenses:
Investment advisory fees (Note C)	899,454
Custodian fees	163,360
Administration fees (Note C)	70,828
Directors' fees	70,825
Audit and tax fees	45,950
Printing (Note C)	38,208
Legal fees	34,665
Accounting fees	31,470
Shareholder servicing fees	19,325
Insurance	2,115
Stock exchange listing fees	1,694
Miscellaneous	15,046
Total Expenses	1,392,940
Net Investment Income	263,505
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	7,276,493
Foreign currency related transactions	(89,811)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	19,471,302
Net realized and unrealized gain on investments and foreign currency related transactions	26,657,984
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,921,489

See accompanying notes to financial statements.

The Indonesia Fund, Inc.

Statement of Changes in Net Assets

	For the Years Ended December 31,
	2007	2006
INCREASE IN NET ASSETS
Operations:
Net investment income	$263,505	$439,144
Net realized gain on investments and foreign currency related transactions	7,186,682	3,310,098
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	19,471,302	26,949,251
Net increase in net assets resulting from operations	26,921,489	30,698,493
Dividends to shareholders:
Net investment income	(190,124)	(429,843)
Capital share transactions:
Issuance of 94 and 0 shares respectively from reinvestment of dividends	986	—
Total increase in net assets	26,732,351	30,268,650
NET ASSETS
Beginning of year	79,844,275	49,575,625
End of year*	$106,576,626	$79,844,275

* Includes undistributed net investment income of $5,453 and $15,072

See accompanying notes to financial statements.

This page intentionally left blank.

THE INDONESIA FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratio to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Years Ended December 31,
	2007	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$9.66	$6.00	$5.08	$3.91	$2.09
Net investment income/(loss)	0.03 #	0.05	0.02	0.09	0.03
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	3.22	3.66	0.90	1.17	1.81
Net increase/(decrease) in net assets resulting from operations	3.25	3.71	0.92	1.26	1.84
Dividends and distributions to shareholders:
Net investment income	(0.02)	(0.05)	0.00 †	(0.09)	(0.02)
Net realized gain on investments and foreign currency related transactions	—	—	—	—	—
Total dividends and distributions to shareholders	(0.02)	(0.05)	0.00 †	(0.09)	(0.02)
Net asset value, end of period	$12.89	$9.66	$6.00	$5.08	$3.91
Market value, end of period	$12.01	$11.70	$5.76	$5.07	$4.83
Total investment return (a)	2.89%	104.14%	13.69%	6.72%	194.19%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$106,577	$79,844	$49,576	$42,020	$32,304
Ratio of expenses to average net assets	1.55%	1.65%	1.81%	2.03%	2.65%
Ratio of net investment income/(loss) to average net assets	0.29%	0.67%	0.42%	2.24%	1.23%
Portfolio turnover rate	20.25%	23.93%	67.87%	43.59%	95.66%

*  Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization effective June 11, 2001 between the Fund and Jakarta Growth Fund) and December 31, 2001.

#  Based on average shares oustanding.

†  Amount is less than a $0.01.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.

(c)  Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

Financial Highlights

	2002	2001		2000		1999	1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$1.52	$1.72		$4.48		$2.71	$3.58
Net investment income/(loss)	0.01	(0.13	)*	(0.13)		(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.56	(0.07)		(2.63)		1.87	(0.83)
Net increase/(decrease) in net assets resulting from operations	0.57	(0.20)		(2.76)		1.82	(0.87)
Dividends and distributions to shareholders:
Net investment income	—	—		—		—	—
Net realized gain on investments and foreign currency related transactions	—	—		—		(0.05)	—
Total dividends and distributions to shareholders	—	—		—		(0.05)	—
Net asset value, end of period	$2.09	$1.52		$1.72		$4.48	$2.71
Market value, end of period	$1.65	$1.32		$1.563		$5.438	$3.438
Total investment return (a)	25.00%	(15.52)%		(71.26)%		59.58%	(25.68)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$17,317	$12,545		$7,935		$20,669	$12,491
Ratio of expenses to average net assets	2.69%	8.89	%(b)	7.23	%(c)	3.18%	4.21%
Ratio of net investment income/(loss) to average net assets	0.36%	(5.63)%		(4.85)%		(1.43)%	(1.37)%
Portfolio turnover rate	29.15%	10.23%		16.48%		47.38%	36.58%

THE INDONESIA FUND, INC.

Notes to Financial Statements
December 31, 2007

Note A. Organization

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

Note B. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2007

Income received by the Fund from sources within Indonesia and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Other: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2007

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

Note C. Agreements

Credit Suisse Asset Management, LLC ("Credit Suisse"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the year ended December 31, 2007, Credit Suisse earned $899,454 for advisory services. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2007, Credit Suisse was reimbursed $8,072 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. Credit Suisse currently pays the Sub-Adviser on a quarterly basis a fee of 90% of the net quarterly amount received by Credit Suisse as the Fund's investment adviser. The Fund does not pay the Sub-Adviser.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the year ended December 31, 2007, BSFM earned $62,756 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2007, Merrill was paid $23,852 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. Directors as a group own less than 1% of the Fund's outstanding shares.

Note D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,266,296 shares outstanding at December 31, 2007, Credit Suisse owned 7,169 shares.

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2007

Note E. Investment in Securities

For the year ended December 31, 2007, purchases and sales of securities, other than short-term investments, were $20,696,585 and $18,043,816, respectively.

Note F. Credit Facility

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the year ended December 31, 2007, the Fund had no borrowings under the Credit Facility.

Note G. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of dividends and distributions paid during the years ended December 31, for the Fund were as follows:

Ordinary Income
2007	2006
$190,124	$429,843

The tax basis of components of distributable earnings differ from the amounts reflected in the statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales.

At December 31, 2007, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$5,453
Accumulated net realized loss	(2,850,025)
Unrealized appreciation	61,240,287
Total accumulated earnings	$58,395,715

At December 31, 2007, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $2,850,025. Capital loss carryforwards of $443,913 (subject to Internal Revenue Code limitations), $1,720,106 and $686,006 expire in 2008, 2009 and 2010, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire. During the year ended December 31, 2007 the fund had utilized $7,276,493 of the capital loss carryforwards.

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $46,924,549, $61,507,460, $(260,117) and $61,247,343, respectively.

At December 31, 2007, the Fund reclassified $83,000 from accumulated net realized loss on investments to undistributed net investment income from accumulated net realized gain on investments and foreign currency related transactions. Net assets were not affected by this reclassification. The Fund incurred and elected to defer realized foreign exchange losses of $6,811.

Note H. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain

THE INDONESIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2007

contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note I. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The Indonesia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Indonesia Fund, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 26, 2007, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To elect one director (Mr. Cattano) to the Board of Directors of the Fund:

Name of Director	For	Withheld
James J. Cattano (Class I)	6,150,178	55,958

In addition to the director elected at the Meeting, Enrique R. Arzac, Lawrence J. Fox, Lawrence D. Haber and Steven N. Rappaport continue to serve as directors of the Fund. Richard H. Francis did not seek re-election, and as such resigned as a director of the Fund.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2007) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $0.0230 per share dividend paid in respect of such year, is represented entirely by net investment income. The Fund has met the requirements to pass through all ordinary income as qualified dividends as noted on Box 1B on Form 1099-DIV. Please note that to utilize the lower tax rate for qualifying dividend income shareholders must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2007, was $284,225 equal to $0.03 per share from Indonesia. The entire amount of foreign source income is from qualifying dividend income. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2007.

Notification for calendar year 2007 was mailed in January 2008. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Directors; Nominating and Audit Committee Member	Director since 2000; Chairman since 2005; current term ends at the 2009 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	35	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL. 34103 (1943)	Director; Nominating Committee Member and Audit Committee Chairman	Since 2007; current term ends at the 2010 annual meeting	President, Primary Resources Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	7	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Director; Nominating Committee Chairman and Audit Committee Member	Since 2000; current term ends at the 2008 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1972	6	Director, Winthrop Trust Company

Steven N. Rappaport c/o Lehigh Court, LLC 555 Madison Avenue, 29th Floor New York, New York 10022 (1948)	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2009 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) since July 2002	35	Director of iCAD, Inc. (Surgical & Medical Instruments & Apparatus); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company)

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director

Lawrence D. Haber* c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Director, Chief Executive Officer and President	Since 2006; current term ends at the 2008 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.	7	None

Name, Address and (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers

Boon Hong Yeo c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1960)	Chief Investment Officer	Since 2003	Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd"); Associated with Credit Suisse Ltd since 2002.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1993	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

*    Mr. Haber is an "interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of his current position as an officer of Credit Suisse.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers—(continued)

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006; Senior Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 1999	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), contemplates that the Board of Directors (the "Board") of The Indonesia Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, and (ii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse Australia" or the "Sub-Adviser") for the Fund. The investment advisory agreement with Credit Suisse and the investment sub-advisory agreement with Credit Suisse Australia are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 14-15, 2007, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and the Sub-Adviser and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and the Sub-Adviser were provided to the Board, as were responses of Credit Suisse and the Sub-Adviser to a detailed series of requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of investment personnel of Credit Suisse and the Sub-Adviser. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board considered the investment and legal compliance programs of the Fund, Credit Suisse and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of Credit Suisse and the Sub-Adviser, including their respective resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered Credit Suisse's and the Sub-Adviser's compensation programs for investment personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Adviser.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Fund Performance and Expenses

The Board considered the performance results of the Fund over a number of years and since the inception of the Fund, as well as for recent periods. It also considered these results in comparison to the Fund's benchmark index, the MSCI Indonesia Index. The Board noted that, although the Fund has underperformed its benchmark in recent periods, the Fund outperformed its benchmark index in prior periods. The Board also observed that the Fund has outperformed its benchmark index in two of the past four calendar years and since inception of the Fund.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Expense Group") and a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Expense Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end funds in the Fund's Expense Group and Universe. The Board noted that the overall expense ratio of the Fund was lower than the median overall expense ratios of the Fund's Expense Group and Universe, both including and excluding investment-related expenses and taxes. The Board further noted that the non-management expense ratio for the Fund was lower than or comparable to the median ratios of its Expense Group and Universe.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by Credit Suisse to the Sub-Adviser for investment sub-advisory services.

Additionally, the Board received and considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rates) with those of the other funds in its Expense Group. The Board noted that the Advisory Agreement Rate for the Fund was lower than the median rate of the Fund's Peer Group. The Board observed that the combined rates of investment advisory and administration fees for the Fund were lower than the median combined rates of its Peer Group and Universe. The Board also noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length. The Board concluded that these and other factors supported the Advisory Agreement Rate and approved the Advisory Agreement for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Credit Suisse Australia, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates, including Credit Suisse Australia. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board also received and considered an estimated profitability analysis and abridged financial report of Credit Suisse Australia based on the Sub-Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse Australia and its affiliates. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Adviser by Credit Suisse and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Adviser and its affiliates received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the diminished impact to achieve economies of scale in the context of a closed-end fund and concluded that the fees were fair and equitable based on relevant factors.

Information about Services to Other Clients

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services, and general information about the fees, offered by Credit Suisse Australia to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were reasonable given the nature and extent of services provided and comparison with rates offered to other clients. In this regard, where rates offered to its other clients are appreciably lower, the Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end, emerging market country fund, compared with other clients and other funds, provided a justification for the higher fee rates charged to the Fund.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Other Benefits to Credit Suisse and the Sub-Adviser

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse or the Sub-Adviser with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of Credit Suisse and the Sub-Adviser as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates or the Sub-Adviser).

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and the Sub-Adviser at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer and managers of the Fund at various times throughout the year.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

  •  by calling 1-800-293-1232;

  •  on the Fund's website, www.credit-suisse.com/us

  •  on the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Indonesia Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)

(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Indonesia Fund, Inc.

c/o Computershare

P.O. Box 43078

Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country

The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country

The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund	Credit Suisse Large Cap Blend Fund

Credit Suisse Cash Reserve Fund	Credit Suisse Large Cap Growth Fund

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Large Cap Value Fund

Credit Suisse Global Fixed Income Fund	Credit Suisse Mid-Cap Core Fund

Credit Suisse Global Small Cap Fund	Credit Suisse Short Duration Bond Fund

Credit Suisse High Income Fund	Credit Suisse Small Cap Core Fund

Credit Suisse International Focus Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

This page intentionally left blank.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Lawrence D. Haber	Director, Chief Executive Officer and President

Steven N. Rappaport	Director

Boon Hong Yeo	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Robert Rizza	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

IF-AR-1207

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2007. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2007.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2006 and December 31, 2007.

	2006	2007
Audit Fees	$34,600	$35,640
Audit-Related Fees(1)	$3,250	$3,340
Tax Fees(2)	$8,100	$8,345
All Other Fees	—	—
Total	$45,950	$47,325

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,250 in 2006 and $3,340 in 2007).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007.

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

2

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2006 and December 31, 2007 were $11,350 and $11,685, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, James Cattano, Lawrence Fox and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

4

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the

5

Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•      a copy of the Policy;

•      a copy of each proxy statement received on behalf of Credit Suisse clients;

6

•      a record of each vote cast on behalf of Credit Suisse clients;

•      a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•      a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

7

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

8

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are

9

lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

10

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

11

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

12

for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the

13

private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

14

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check

15

preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

16

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

17

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2007

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of The Indonesia Fund, Inc., as of December 31, 2007, is set forth below.

18

Boon Hong Yeo Chief Investment Officer Since 2003 Date of Birth: 05/02/60

Director of Credit Suisse Asset Management Limited; Director of AIB Govett (Asia) Limited from October 2001 to April 2002; Managing Director of Zenith Asset Singapore from January 2001 to September 2001; Director of CMG First State Singapore from 1994 to 2000

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Boon Hong Yeo and the total assets managed within each category as of December 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Boon Hong Yeo	l	$106.6 million	11	$1,8119 million	1	$37.7 million

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients

19

(including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Credit Suisse’s compensation to Mr. Yeo includes both a fixed base salary component and a bonus component.  The bonus component is composed of two parts.  The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc.  The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the portfolio manager is responsible (“Performance-Based Bonus”).  Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager’s bonus.  The following table sets forth the benchmark used over a one-year period in determining each portfolio manager’s Performance-Based Bonus.

Portfolio Manager	Benchmark	Peer Group
Boon Hong Yeo	MSCI AC Far East ex Japan MSCI AC Golden Dragon MSCI Indonesia MSCI AC Asia ex Japan LIBOR + 4% GPR General PSI Asia	Lipper Global Equity Asia Pac (Ex Japan)

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basked of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, all portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Securities Ownership.  As of December 31, 2007, Mr. Yeo did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 3, 2008.

20

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

21

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INDONESIA FUND, INC.

/s/ Lawrence D. Haber
Name: Lawrence D. Haber
Title:	Chief Executive Officer
Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lawrence D. Haber
Name: Lawrence D. Haber
Title:	Chief Executive Officer
Date:	March 6, 2008

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 6, 2008

22